LVIP UBS Large Cap Growth Managed Volatility Fund Supplement Dated January 8, 2016 to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in the summary prospectus for the LVIP UBS Large Cap Growth Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the summary prospectus for the Fund:

Effective February 8, 2016 the Fund will have a new name, an additional sub-adviser, portfolio managers from the new sub-adviser, and new investment strategies.

The name of the Fund will be LVIP Blended Large Cap Growth Managed Volatility Fund. All references to the Fund’s name are revised accordingly.

Wellington Management Company LLP will be added as an additional sub-adviser to the Fund.

The following replaces the first four paragraphs under Principal Investment Strategies on page 2:

The Fund, under normal circumstances, invests at least 80% of its assets in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion at the time of investment. In addition, up to 20% of the Fund’s assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts (“ADRs”).

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts, whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The principal types of derivatives used by the Fund include options, futures, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain direct exposure to certain markets.

Lincoln Investment Advisors Corporation (“adviser”) serves as the investment adviser to the Fund. The adviser has selected UBS Asset Management (“UBS”) and Wellington Management (“Wellington”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the Fund’s assets that the adviser allocates to the sub-adviser. The adviser may change the allocation at any time, in its sole discretion and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.

In selecting securities, UBS seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. UBS considers earnings revision trends, expected earnings growth rates, sales acceleration, price-earnings multiples and positive stock price momentum to identify companies it believes can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in current market prices.

Wellington allocates the Fund’s assets across a variety of industries, selecting companies in each industry based on the research of Wellington’s team of global industry analysts. In analyzing a prospective investment, Wellington utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

The adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to UBS and approximately 50% of the portion of the Fund’s assets not subject to the overlay to Wellington. Such allocations are subject to change at the discretion of the adviser.

The following replaces Investment Adviser and Sub-Adviser on page 4:

Investment Adviser and Sub-Advisers

Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”)

Investment Sub-Adviser: UBS Asset Management (Americas) Inc. (“UBS”)

Investment Sub-Adviser: Wellington Management Company LLP (“Wellington”)

LIA Portfolio Managers	Company Title	Experience with Fund
Kevin J. Adamson	President, Chief Operating Officer	Since September 2012
Patrick McAllister	Vice President	Since August 2015

UBS Portfolio Managers	Company Title	Experience with Fund
Peter J. Bye	Managing Director	Since September 2013

Wellington Portfolio Managers	Company Title	Experience with Fund
Cheryl M. Duckworth	Senior Managing Director and Associate Director of Global Industry Research	Since February 2016
Mark D. Mandel	Senior Managing Director and Director of Global Industry Research	Since February 2016